$$NOFOLIO

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934


                               October 14, 1996
                -----------------------------------------------
               Date of Report (date of earliest event reported)


                           CBR BREWING COMPANY, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


    Florida                       33-26617A                     65-0145422
 -------------                 ---------------                --------------
(State or other               (Commission File                (IRS Employer
jurisdiction of                Number)                         Identification
Incorporation)                                                 Number)


                              Unit E, 6th Floor
                              CNT Tower
                              338 Hennessy Road
                              WanChai, Hong Kong
                    ----------------------------------------
                    (Address of principal executive offices)


                                 852-2866-2301
                         -----------------------------
                        (Registrant's telephone number,
                              including area code)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

          On October 14, 1996, the controlling shareholder of Registrant, Oriental Win Holdings Ltd. ("Oriental Win") transferred an aggregate of Three Million Nine Hundred and Sixty Thousand (3,960,000) shares of Registrant's Class A Common Stock and Three Million (3,000,000) shares of Registrant's Class B Common Stock to its shareholders as follows:

      No. of Shares                              Assignees
      -------------                              ---------
     792,000 (Class A)                       Mapesbury Limited
     600,000 (Class B)

     792,000 (Class A)                       Redcliffe Holdings Ltd.
     600,000 (Class B)

     2,376,000 (Class A)                     West Coast Star Enterprises Limited
     1,800,000 (Class B)

          As a result of the foregoing, Oriental Win is no longer in control of Registrant, and West Coast Star Enterprises Limited may be deemed to be in control.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CBR BREWING COMPANY, INC.


                                       By /s/ John Z. Li
                                         ----------------------------
                                             John Z. Li, President

Dated:  October 23, 1996

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